SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as Permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Solicitation Material Pursuant to Rule 14a-11(c) or rule 14a-12

                                ATEC GROUP, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)   Title of each class of securities to which transaction applies:
    2)   Aggregate number of securities to which transaction applies:
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    4)   Proposed maximum aggregate value of transaction:
    5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:
    (2)  Form, Schedule or Registration Statement No.:
    (3)  Filing Party:
    (4)  Date Filed:

                                ATEC GROUP, INC.
                                  69 Mall Drive
                                Commack, NY 11725
                               ------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 18, 2001

To the Stockholders of ATEC Group, Inc.:

  You are cordially invited to attend the annual meeting of stockholders of ATEC Group, Inc. ("Atec, our, we or us"), a Delaware corporation, to be held at the Huntington Hilton, Melville, New York on Tuesday, December 18, 2001, at 10:00 a.m. local time, for the following purposes:

         1. To elect six members to the board of directors of Atec to serve until their respective successors are elected and qualified;

         2. To ratify and approve Weinick Sanders Leventhal & Co., LLP, as our independent public accountants, to audit our financial statements for the year ending June 30, 2002;

  Only stockholders of record at the close of business on October 26, 2001 (the "Record Date") are entitled to notice of and to vote at the meeting.

  A proxy statement and proxy are enclosed with this notice. If you are unable to attend the meeting in person you are urged to sign, date and return the enclosed proxy promptly in the envelope provided, which requires no postage if mailed within the United States. If you attend the meeting in person, you may withdraw your proxy and vote your shares. We have also enclosed a copy of our 2001 annual report for the fiscal year ended June 30, 2001.


                                 By Order of the Board of Directors

                                 Ashok Rametra, Secretary


Hauppauge, New York
November 5, 2001

                                ATEC GROUP, INC.
                                  69 Mall Drive
                                Commack, NY 11725

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 18, 2001

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

    The enclosed proxy is solicited on behalf of the board of directors of Atec Group, Inc., a Delaware corporation, for the 2001 annual meeting of stockholders to be held at 10:00 a.m. local time at the Huntington Hilton, Melville, New York on Tuesday, December 18, 2001, or any continuation or adjournment thereof. At the meeting, the stockholders will be asked to vote on proposals, which are listed in the Atec notice of annual meeting of stockholders and described in more detail below.

    This proxy statement and the enclosed proxy card are being mailed on or about November 5, 2001, to all stockholders' entitled to vote at the meeting. Atec's annual report for the fiscal year ended June 30, 2001, including financial statements, is being mailed to all stockholders' entitled to vote at the annual meeting. The annual report does not constitute a part of the proxy soliciting materials.

Record Date; Outstanding Shares

   Only stockholders of record at the close of business on October 26, 2001 are entitled to receive notice of, and vote at our annual meeting. As of October 26, 2001, the number and class of stock outstanding and entitled to vote at the meeting consisted of:

        o 7,326,693 shares of common stock, par value $.01 per share,
        o 8,371 shares of series A preferred stock, par value $.01 per share,
        o 1,458 Shares of series B preferred stock, par value $.01 per share and
        o 309,600 shares of series C preferred stock, par value $.01 per share.

   Each share of our common and preferred stock is entitled to one vote on all matters. As of the record date, we had 7,646,122 shares of our common and preferred stock entitled to one vote per share outstanding. Atec has no other voting securities.

Revocability of Proxies

    If you attend the meeting, you may vote in person, regardless of whether you have submitted a proxy. Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before it is voted. It may be revoked by filing, with the corporate secretary of Atec at its principal offices, 69 Mall Drive, Commack, NY 11725, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person.

Voting and Solicitation

    Every stockholder of record is entitled, for each share held, to one vote on each proposal or item that comes before the meeting. There are no cumulative voting rights. By submitting your proxy, you authorize Ashok Rametra to represent you and vote your shares at the meeting in accordance with your instructions. Mr. Rametra may also vote your shares to adjourn the meeting from time to time and will be authorized to vote your shares at any adjournment or postponement of the meeting.

   Election of Directors. Directors are elected by a plurality vote and the six nominees who receive the most votes will be elected. In the election of Directors, votes may be cast in favor of or withheld with respect to each nominee.

   Ratification of selection of Auditors. The affirmative vote of at least a majority of our shares of common and preferred stock represented and voting at our annual meeting at which a quorum is present is necessary for ratification of the selection of our auditors. A quorum is representation in person or by proxy at the annual meeting of a majority of our outstanding shares of common and preferred stock.

Adjourned Meeting

    If a quorum is not present at the scheduled time of the meeting, the stockholders who are represented may adjourn the meeting until a quorum is present. The time and place of the adjournment meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the meeting.

Tabulation of Votes

    The votes will be tabulated and certified by Atec's transfer agent, North American Transfer.

Voting by Street Name Holders

    If you are the beneficial owner of shares held in "street name" by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will nevertheless be entitled to vote the shares with respect to "discretionary" items but will not be permitted to vote the shares with respect to "non-discretionary" items (in which case, the shares will be treated as "broker non-votes").

Quorum; Abstentions; Broker Non-Votes

    The required quorum for the transaction of business at the annual meeting is a majority of the shares of common and preferred stock entitled to vote at the annual meeting, in person or by proxy. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares represented and voting the votes cast at the annual meeting with respect to such matter.

    While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, Atec believes that abstentions should be counted for purposes of determining both: (i) the presence or absence of a quorum for the transaction of business; and (ii) the total number of votes cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, Atec intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

    Under current Delaware case law, while broker non-votes (i.e. the votes of shares held of record by brokers as to which the underlying beneficial owners have given no voting instructions) should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. Atec intends to treat broker non-votes in this manner. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the voting on a proposal.

                            PROPOSALS TO STOCKHOLDERS

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

    A board of directors consisting of six directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for Atec's nominees named below. In the event that any nominee of Atec is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the current board of directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and in such event the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been duly elected and qualified or until his or her earlier resignation, removal from office, death or incapacity.

    Unless otherwise specified, the enclosed proxy will be voted in favor of the election of Surinder Rametra, Ashok Rametra, James J. Charles, David Reback, Praveen Bhutani and Stewart Benjamin to our board of directors. It is the intention of the persons named in the enclosed proxy to vote the proxies for the election of the nominees named below, unless otherwise specified.

    The following table sets forth the names and ages of all current directors of Atec and all persons nominated or chosen to become directors along with their position, offices and term:


Name of Nominee        Age     Position with Atec            Director Since
---------------        ---     ------------------            --------------

Ashok Rametra(2)       48      President, Treasurer          June 1994
                               and Director

James J. Charles       58      Chief Financial Officer       September 2000

Surinder Rametra       61      Chairman of the Board,        June 1994
                               Chief Executive Officer
                               and Director

Stewart Benjamin(1)    37      Director                      May 2001

David Reback(1)(2)     58      Director                      May 2001

Praveen Bhutani(1)(2)  54      Director                      May 2001

--------
(1) Member of the audit committee
(2) Member of the compensation committee

Set forth below is certain information with respect to each of the nominees for director of Atec:

SURINDER RAMETRA. Mr. Rametra was appointed the Chief Executive Officer and Chairman of the Board in June 1994. Prior to June 1994, Mr. Rametra was president of one of our subsidiaries. Mr. Rametra received a Bachelor of Science Degree from the Punjab Engineering College, India, and a Masters of Science Degree in Engineering from the University of I.I.T., India in 1965 and 1969, respectively. In 1976, Mr. Rametra received a Masters of Business Administration Degree in Finance from New York University.

ASHOK RAMETRA. Mr. Rametra was appointed President in January of 1999. Prior to January 1999, and since June 1994, Mr. Rametra was the Treasurer, Chief Financial Officer and a Director of Atec. From June 1994 to March 1995, Mr. Rametra also served as Atec's president. Prior to 1994, Mr. Rametra was the president of a subsidiary of Atec. Mr. Rametra received a Bachelor of Science Degree from St. Johns University in Accounting in 1980.

JAMES J. CHARLES. Mr. Charles was appointed Chief Financial Officer in January 1999. Prior to his appointment, Mr. Charles was a financial consultant to several public companies for the period of 1994-1998. Mr. Charles was also the Chief Financial Officer of a printing company from 1991-1994 and a partner at Ernst & Young from 1966-1991.

PRAVEEN BHUTANI. Mr. Bhutani was appointed a Director in May 2001. Mr. Bhutani was the founder of Ultra Spec Cables, Inc. and The Options Group, Inc. He serves both companies as the Chief Executive Officer since 1992. Prior to 1992 he held various executive positions. Mr. Bhutani has Bachelor and Master degrees in finance from the Delhi College, Delhi, India.

STEWART BENJAMIN. Mr. Benjamin was appointed a Director in May 2001. Mr. Benjamin is a certified public accountant in the State of New York. From January 1996 to the present, Mr. Benjamin has been self-employed as a sole practitioner under the name of Stewart H. Benjamin, CPA, P.C. From 1985 through December 1995, Mr. Benjamin was employed as a staff accountant in both private industry and local public accounting firms. Mr. Benjamin received a Bachelor of Business Administration degree from Pace University in 1985.

DAVID C. REBACK. Mr. Reback was appointed a Director in November 1997. Since 1969, Mr. Reback has been a partner with Reback & Potash, LLP, a law firm specializing in litigation, appellate matters and real estate. Mr. Reback received a BA from Syracuse University, and in 1965 he received a Juris Doctor's degree from Syracuse University College of Law.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 1 TO BE IN THE BEST INTERESTS OF ATEC AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" ALL SIX OF THE ABOVE-NAMED NOMINEE DIRECTORS TO THE ATEC BOARD.

                                   MANAGEMENT

    The following table sets forth the names and ages of all current directors and officers of Atec and all persons nominated or chosen to become directors along with their current positions in Atec.

    Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and have qualified. Officers are appointed to serve until the meeting of the board of directors following the next annual meeting of stockholders and until their successors have been duly elected and qualified.

Name                      Age           Position
----                      ---           --------

Ashok Rametra             48            President, Treasurer and
                                        Director

James J. Charles          58            Chief Financial Officer and Director

Surinder Rametra          61            Chief Executive Officer, Chairman of the
                                        Board and Director

Stewart Benjamin          37            Director

David Reback              58            Director

Praveen Bhutani           54            Director

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

    The board of directors of Atec held a total of six meetings during the fiscal year ended June 30, 2001. In addition, the board of directors acted six times by unanimous consent during the fiscal year ended June 30, 2001. During the fiscal year ended June 30, 2001, each of our directors attended at least 75% of the aggregate number of all meetings of the board of directors and of the committees, if any, on which such director served.

    The board of directors created the audit committee in 1994. The audit committee is responsible for reviewing reports of financial results, audits, internal controls, and adherence to its Business Conduct Guidelines in compliance with federal procurement laws and regulations. The committee recommends to the board of directors the selection of Atec's outside auditors and reviews their procedures for ensuring their independence with respect to the services performed for Atec.

    The audit committee is composed of directors: Stewart Benjamin, David Reback and Praveen Bhutani. In the opinion of the board of directors, Messrs. Benjamin, Reback and Bhutani are independent of management and free of any relationship that would interfere with their exercise of independent judgment as members of this committee. The board of directors has adopted a written charter for the audit committee.

    The audit committee has reviewed and discussed the audited financials with management and the matters required to be discussed by SAS 61. The committee has also received the written disclosures and the letter from its independent accountants required by Independence Standards Board of directors Standard No. 1 and has discussed with its independent accountant the independent accountant's independence. Based on a review of the foregoing, the audit committee recommended to the board of directors that the audited financial statements be included in Atec 2001 annual report on Form 10-K. The audit committee met in September 2001 to review results of the 2001 audit.

                                                   Stewart Benjamin
                                                   David Reback
                                                   Praveen Bhutani

    The board of directors created the stock option committee in July 1994. The stock option committee currently consists of directors' Ashok Rametra, James Charles and David Reback. From November 2000 to March 2001, the committee consisted of former directors, Richard Sullivan and Kristen Sickorez and current director Ashok Rametra. During fiscal 2001, the stock option committee met two times. The stock option committee is responsible for setting forth, and approving any and all stock options under Atec's stock option plans as the stock option committee deems is desirable and necessary, while mindful of and guided by industry standards. In the opinion of the board of directors, Mr. Reback is independent of management and free of any relationship which would interfere with his exercise of independent judgment as a member of the stock option committee. Mr. Ashok Rametra and Mr. James Charles are not independent as determined by the board of directors based on their status as employees and executive officers of Atec.

    In August 1994, the board of directors established a compensation committee, which is responsible for decisions regarding salaries, stock option grants and other matters regarding executive officers and key employees of Atec. Ashok Rametra, David C. Reback and Praveen Bhutani currently serve on the compensation committee. From November 2000 to March 2001, the committee consisted of former directors, Richard Sullivan and Kristen Sickorez and current director Ashok Rametra. During fiscal 2001, the compensation committee met three times.

                         BOARD OF DIRECTORS COMPENSATION

Compensation of directors.

    All directors are entitled to reimbursement of reasonable travel and lodging expenses related to attending meetings of the board of directors and any committee on which they serve. On January 9, 2001, our stockholders approved that our non-employee directors receive up to $5,000 for attendance at each quarterly meeting of the board of directors plus up to $1,000 for attendance at each committee meeting. Non-employee directors are also eligible to participate in and receive stock options under the 2000 Plan. Directors who are employees receive no fees for attending meetings of the board of directors or any committee on which they serve.

    During the fiscal year ended June 30, 2001 no director received any fees for attending meetings.

                      REPORT OF THE COMPENSATION COMMITTEE

    This report outlines the framework used for making compensation decisions. Management's compensation philosophy and the criteria used for making compensation decisions in fiscal 2001 regarding the Chief Executive Officer and the other named executive officers is set below.

Framework for Compensation Decisions.

    The board of directors has overall responsibility for compensation and benefit programs. The board of directors created the compensation committee in August 1994 to facilitate its fulfillment of this responsibility. The committee administers Atec's salary program and recommends to the board of directors grants of stock options under our stock option plans. The committee specifically reviews and recommends for board approval all decisions relating to the compensation of the Chief Executive Officer and other named executive officers.

Philosophy of Management Compensation.

    Atec has an aggressive goal to significantly improve stockholder value by being an industry growth leader. The committee recognizes that the compensation program must enable Atec to attract, retain, and motivate key employees who are committed to creating stockholder value.

Criteria Used for Making Compensation Decisions in Fiscal 2001.

    This section describes the criteria used by the board of directors and the compensation committee regarding compensation decisions in fiscal 2001 affecting the Chief Executive Officer and other executive officers named in the summary compensation table below. Before the establishment of the compensation committee, salaries were based on individual employment agreements and any bonuses were reflective of an individual's performance during the year and that individual's current compensation compared to competitive market practices.

Base Salary.

    In fiscal 2001, the committee reviewed and compared various executive compensation programs established by competitors in Atec's industry to determine whether compensation levels for Atec's executive officers were consistent with competitive practice for companies in the same line of business. The committee reviewed base salaries, bonuses and whether executive officers were granted stock options at these comparable companies. The committee believed that these levels should serve as a barometer of the compensation levels to which executive compensation should be compared. Based on these comparisons, the committee recommended and the board of directors approved the base salary for each of the executive officers named in the summary compensation table effective July 1, 2000.

Bonuses.

    In fiscal 2001, bonuses were awarded to each of the executive officers named in the summary compensation table below based on the successful achievement of specific quantitative and qualitative measures including: growth in revenue run rates and customer accounts, and managing major change initiatives.

Stock Options.

    In fiscal 2001, the committee recommended, and the board of directors approved, grants of incentive stock options to each of the executive officers named in the summary compensation table below.

Chief Executive Officer.

    In evaluating the performance of the Chief Executive Officer, the committee noted that in fiscal 2001, all quantifiable objectives were met or exceeded in the critical areas of growth in revenue run rates and customer accounts.

    Upon committee recommendation and board of directors approval, an incentive stock option to purchase 1,250,000 shares was granted to the Chief Executive Officer, as part of his total compensation package. Due to the fact that the Chief Executive Officer owned more than ten percent of the total combined voting power of Atec's common stock, pursuant to terms of the stock option plan, the exercise price of such option was 110 % of the fair market value of the common stock on the date of grant and the term of the option or exercise period is ten years from the date of grant. The options vest pro-rata over three years.

    The committee believes that our compensation practices and plans bring Atec's executives into line with current market conditions for pay and benefits in its industry and supports Atec's mission and strategies going forward.

                                                         Ashok Rametra
                                                         David Reback
                                                         Praveen Bhutani

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    In August 1994, the board of directors established a compensation committee, which is responsible for decisions regarding salaries, stock option grants and other matters regarding executive officers and key employees of Atec. During fiscal 2000, David C. Reback and George Egan, a former director, were members of the compensation committee. Directors' Ashok Rametra, Richard Sullivan and Kristen Sickorez served on the committee from November 2000 to March 2001. In May 2001, David Reback and Praveen Bhutani were appointed to the Committee. In the opinion of the board of directors, Mr. Reback and Mr. Bhutani are independent of management and free of any relationship which would interfere with their exercise of independent judgment as a member of our compensation committee. Mr. Rametra is not independent based on his status as both an employee and executive officer of Atec.

                             EXECUTIVE COMPENSATION

        The Summary Compensation Table for the years ended June 30, 2001, 2000 and 1999 is provided herein. This table provides compensation information on behalf of the existing officers and directors who earned in excess of $100,000. There are no Option/SAR Grants, Aggregated Option/SAR Exercises or Fiscal Year-End Option/SAR Value Table for the years ended June 30, 2001, 2000 and/or 1999. There are no long-term incentive plan ("LTIP") awards, or stock option or stock appreciation rights except as discussed below.

                           SUMMARY COMPENSATION TABLE

                For the Years Ended June 30, 2001, 2000 and 1999
                       Annual Compensation Awards Payouts

                               Year                         Compen-   Options/ LTIP
Name               Position    Ended    Salary($)  Bonus($) sation($) SARs    Payouts
----              -----------  -----    ---------  -------  --------- ------  -------

Surinder Rametra   CEO         6/30/01  $108,915             8,4641   NONE      NONE
                               6/30/00  $200,000            12,7313   NONE      NONE
                               6/30/99  $202,733            15,2625   NONE      NONE

Ashok Rametra      President   6/30/01  $215,077   $50,000  10,7662   NONE      NONE
                               6/30/00  $200,000   $25,000  12,7794   NONE      NONE
                               6/30/99  $174,980            11,6526   NONE      NONE

(1)  Major Medical $3,531, Leased Auto $4,933
(2)  Major Medical $3,058, Leased Auto $7,708
(3)  Major Medical $3,941, Leased Auto $8,790
(4)  Major Medical $5,611, Leased Auto $7,168
(5)  Major Medical $6,472, Leased auto $8,790
(6)  Major Medical $4,484, Leased auto $7,168

                              YEAR END OPTION TABLE

        Year End Option Table. The following table sets forth certain information regarding the stock options held as of June 30, 2001, by the individuals named in the above Summary Compensation Table.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUE

                                                        Securities Underlying         Value of Unexercised
                                                        Unexercised Options at        In-the-Money-Options
                                                         Fiscal Year End (#)          at Fiscal Year End (3)
               Shares Acquired      Value          ------------------------------  ----------------------------
Name           on exercise (#)      Realized($)     Exercisable    Unexercisable   Exercisable    Unexercisable
----           ---------------      ----------     ------------    --------------  -----------    -------------

Surinder Rametra (1)     0             0             1,047,000        1,250,000         0          $  312,500
Ashok Rametra (2)        0             0               345,000        1,000,000         0             250,000

(1) Represents options to acquire: (i) 7,000 shares at $3.44 per share exercisable through August 8, 2007; (ii) 500,000 shares at $5.50 per share exercisable through March 28, 2008; (iii) 250,000 shares at $4.67 per share exercisable through September 27, 2008; (iv) 140,000 shares at $4.26 per share exercisable through June 29, 2009; (v) 150,000 shares at $1.993 per share exercisable through November 7, 2009 and (vi) 1,250,000 shares at $.56 per share exercisable through April 23, 2011.
(2) Represents options to acquire: (i) 10,000 shares at $3.44 per share exercisable through August 8, 2007; (ii) 35,000 shares at 3.7125 per share exercisable through October 8, 2008; (iii) 100,000 shares at $6.80 per share exercisable through December 14, 2008; (iv) 200,000 shares at $1.993 per share exercisable through November 7, 2009 and (v) 1,000,000 shares at $.563 per share exercisable through November 14, 2010.
(3) Computation based on $.81, which was the June 30, 2001, closing price for our common stock.

        Option Grant Table. The following table sets forth certain information regarding the stock options granted during the fiscal year ended June 30, 2001, by us to the individuals named in the above Summary Compensation Table.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                    % of Total
                                    Options
                                    Granted to
                      Employees in  Exercise Price  Expiration
Name                  Granted (#)   Fiscal Year     $ / Share      Date
----                  -----------   -----------     ---------      ----
Surinder Rametra       1,250,000         44%          $.56         2011
Ashok Rametra          1,000,000         35%          $.563        2010

                              PERFORMANCE GRAPH(1)

                          Total Return To Shareholder's
                         (Dividends reinvested monthly)

                                     ANNUAL RETURN PERCENTAGE
                                            Years Ending

Company / Index                Jun97      Jun98       Jun99         Jun00      Jun01
--------------                 -----      -----       -----         -----      -----
ATEC GROUP INC                -46.63      142.20      -47.46       -45.16      -61.88
S&P SMALLCAP 600 INDEX         21.69       19.46       -2.31        14.39       11.12
COMPUTER(SOFTWARE&SVC)-SMALL  -18.16       47.45       -2.54        72.94      -26.22

                                                       INDEXED RETURNS
                                Base                     Years Ending
                               Period
Company / Index                 Jun96       Jun97      Jun98       Jun99        Jun00        Jun01
---------------                 -----       -----      -----       -----        -----        -----
ATEC GROUP INC                   100        53.37      129.27       67.92        37.25       14.20
S&P SMALLCAP 600 INDEX           100       121.69      145.37      142.01       162.44      180.49
COMPUTER(SOFTWARE&SVC)-SMALL     100        81.84      120.67      117.61       203.40      150.07

              [TOTAL SHAREHOLDER RETURNS - GRAPHIC CHART OMITTED]


(1)  Source: Standard & Poor's, October 17, 2001.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
         --------------------------------------------------------------

    The following table sets forth as October 26, 2001, certain information with respect to the beneficial ownership of the voting securities by (i) any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act) known by ATEC to be the beneficial owner of more than 5% of our voting securities, (ii) each director, (iii) each executive officer named in the Summary Compensation table appearing herein, and (iv) all executive officers and directors as a group. The table also sets forth the respective general voting power of such persons taking into account the voting power of our common stock and preferred stock combined. None of the persons in the following table owns preferred stock.

Name and Address                    Amount and Nature
of Beneficial                         of Beneficial               Percentage of
Owner                                 Ownership of                Voting Stock
Outstanding                           Common Stock                Outstanding(1)
-----------                           ------------                --------------

Ashok Rametra (2)                        1,261,242                   15.2%
1762 Central Avenue
Albany, NY  12205

Surinder Rametra (3)                     2,140,640                   23.3%
69 Mall Drive
Commack, NY  11725

James Charles (4)                          305,000                    3.8%
69 Mall Drive
Commack, NY  11725

Praveen Bhutani                            244,910                    3.2%
69 Mall Drive
Commack, NY  11725

David Reback (5)                            25,000                     **
69 Mall Drive
Commack, NY  11725

Stewart Benjamin                                 _                     **
69 Mall Drive
Commack, NY  11725

All directors and (2)(3)(4)(5)           3,976,792                   39.1%
executive/officers as a
group (6 persons)

        ----------------
**      Less than 1%

(1) All percentages of beneficial ownership are calculated based on the number of shares outstanding as of October 26, 2001, the record date. On such date Atec had 7,646,122 voting shares issued and outstanding consisting of 7,326.693 shares of common stock, 8,371 shares of Series A preferred stock, 1,458 shares of Series B preferred stock and 309,600 shares of Series C preferred stock. Each share of common stock and preferred stock possesses one vote per share. A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from the record date upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the record date have been exercised or converted. Except otherwise indicated, and subject to applicable community property and similar laws, to our knowledge, each of the persons named has sole voting and investment power with respect to shares shown as beneficially owned.
(2) The foregoing figure reflects the ownership of 229,146 shares of common stock by Mr. Rametra and 387,096 common shares owned by Mr. Rametra's spouse and children. The foregoing amount also assumes the exercise by Mr. Rametra of options to acquire 645,000 shares of the common stock. Mr. Rametra disclaims beneficial ownership of shares of ATEC securities owned by other members of the Rametra family. Excludes non-vested options to purchase 1,000,000 shares of common stock.
(3) The foregoing figure reflects the ownership of 382,640 shares of common stock by Mr. Rametra and 200,000 shares by Mr. Rametra's spouse and 11,000 shares jointly. In addition, the foregoing assumes the exercise by Mr. Rametra of options to acquire 1,547,000 shares of ATEC common stock. Mr. Rametra disclaims beneficial ownership of the shares of ATEC securities owned by other members of the Rametra family, including independent children. Excludes non-vested options to purchase 1,250,000 shares of common stock
(4) The foregoing figure reflects ownership of 10,000 shares of common stock by Mr. Charles. The foregoing amount also assumes the exercise by Mr. Charles of options to acquire 295,000 shares of common stock. Excludes non-vested options to purchase 300,000 shares of common stock.
(5) The foregoing figure reflects options for the purchase of 25,000 shares of common stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Our Albany facility is leased from a company controlled by Surinder and Ashok Rametra. Ashok Rametra is a current officer and director of Atec. Surinder Rametra is our Chief Executive Officer and Chairman of our board of directors. Our lease with this company requires annual rental payments of approximately $108,000 per year plus all expenses and taxes attributable to the operation of the premises. Atec has not been a party to any significant transactions in the last fiscal year

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Based solely upon a review of Forms 3, 4 and 5 furnished during the most recent fiscal year, it is believed, except as discussed below, that there were no Section 16(a) reports filed untimely during the years ended June 30, 2001 and 2000.

    Mr. Surinder Rametra failed to report on his Form 4 his purchase of 7,500 shares for the month of September 1999. Ashok Rametra, an executive officer of Atec, failed to report on his Form 4 the purchase 15,000 shares in September of 1999. The failure of the reporting persons to report was inadvertent and has been corrected on a subsequent Form 4.

                                 PROPOSAL NO. 2

                      RATIFICATION OF SELECTION OF AUDITORS

   The Board of directors has appointed the firm of Weinick Sanders Leventhal & Co., LLP ("WSL") as independent auditors of Atec for fiscal year 2002 subject to ratification by the stockholders. WSL has served as Atec's independent auditors since April 18, 1996.

   It is anticipated that a representative of WSL will be present at the Annual Meeting and will be given an opportunity to make a statement if he or she so desires and to respond to appropriate questions.

   The affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for approval of Proposal No. 2. Under Delaware law, there are no rights of appraisal or dissenter's rights that arise as a result of a vote to ratify the selection of auditor's.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF ATEC AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL NO.2.

                             ACCOUNTANT RELATED FEES
--------------------------------------------------------------------------------
Audit Fees (1)                                                      $102,206
--------------------------------------------------------------------------------
Financial Information Systems Design and Implementation Fees (2)    $      0
--------------------------------------------------------------------------------
All Other Fees (3)                                                  $ 20,000
--------------------------------------------------------------------------------

-----------------
(1) Represents the aggregate fees billed for professional services by WSL for professional services rendered to the Company for the audit of the Company's financial statements for the year ended June 30, 2001 and for that firm's review of the Company's financial statements included in the Company's forms 10-QSB for that fiscal year.

(2) Represents the aggregate fees billed by WSL for professional services rendered to the Company for the fiscal year ended June 30, 2001 for: (i) directly or indirectly operating, or supervising the operation of, the Company's information system or managing the Company's local area network; and (ii) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole.

(3) Represents the aggregate fees billed by WSL for all professional services rendered to the Company for the fiscal year ended June 30, 2001 other than those disclosed in the above two categories in this chart.

   The Company's Board of Directors did not consider whether the provision of financial information systems designs and implementation services and other non-audit services described above is compatible with the independence of WSL because that firm did not perform any financial information systems designs and implementation services and the only other non-audit related services performed were related to tax return preparation.

                             STOCKHOLDERS' PROPOSALS

    A Stockholder of record may present a proposal for action at the 2002 Annual Meeting of Stockholders provided that the Company receives such proposal at its executive office no later than July 7, 2002. We anticipate that the 2002 Annual Meeting will be held in December 2002. The proponent may submit a maximum of one
(1) proposal of not more than five hundred (500) words for inclusion in the Company's proxy materials for a meeting of security holders. At the 2002 Annual Meeting, management proxies will have discretionary authority, under Rule 14a-4 of the Securities Exchange Act of 1934, to vote on stockholder proposals that are not submitted for inclusion in the Company's proxy statement unless received by the Company before September 22, 2002

                                     GENERAL

    Unless contrary instructions are indicated on the proxy, all shares of common stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR Proposal Nos. 1 and 2.

    The Annual Report to Stockholders (Atec's Annual Report on Form 10-KSB) for the fiscal year ended June 30, 2001 is enclosed herewith. The Annual Report does not form any part of the material for the solicitation of proxies.


                                 OTHER BUSINESS

The board of directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of common stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy, his or her shares of common stock will be voted in accordance with the specification so made.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE ATEC FORM OF PROXY IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.


                                        By Order of the Board of Directors,



                                        Ashok Rametra
                                        Secretary

Commack, New York
November 5, 2001

                                ATEC GROUP, INC.
Annual Meeting of Stockholders -- Tuesday, December 18, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

By signing below you appoint Ashok Rametra with power of substitution, as proxy to represent you at the annual meeting of stockholders to be held at the Huntington Hilton, Melville, New York, on Tuesday, December 18, 2001 at 10:00 a.m. local time and at any adjournment thereof, and to vote the shares of stock you would be entitled to vote if personally present, as indicted on the reverse side of this proxy card.

The shares represented by the proxy will be voted as directed. If no contrary instruction is given, the shares will be voted FOR Proposal No. 1 for the election of Ashok Rametra, James J. Charles, Surinder Rametra, Stewart Benjamin, David Reback and Praveen Bhutani as directors.

Please mark boxes in blue or black ink.

1. Proposal No. 1 - Election of Directors.

Nominees: Ashok Rametra, James J. Charles, Surinder Rametra, Stewart Benjamin, David Reback and Praveen Bhutani

                                                   AUTHORITY
                    FOR                            withheld
                    all                            as to all
                  nominees                         nominees
                   /  /                             /  /

     For, except authority withheld as to the following nominee(s):

2. Proposal No. 2 for ratification of the selection of Weinick Sanders Leventhal & Co., LLP as the independent auditors of Atec.

          FOR                      AGAINST                         ABSTAIN
         /  /                       /  /                            /  /

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please date, sign as name appears at left, and return promptly. If the stock is registered in the name of two or more persons, each should sign. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee, or Guardian, please give full title. Please note any change in your address alongside the address as it appears in the Proxy.


Dated:
       ---------------              ------------------------------------
                                               (Signature)

                                    ------------------------------------
                                               (Print Name)

SIGN, DATE AND RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE